Vessels	6 Months Ended
Jun. 30, 2012
Vessels (Abstract)
Vessels
5.	Vessels
An analysis of vessels is as follows:

	As of	As of
	June 30, 2012	December 31, 2011
Cost:
Vessels	1,193,397	1,217,606
Less: Accumulated depreciation	(161,952)	(143,620)

Vessels, net	$1,031,445	$1,073,986

All of the Partnership's vessels as of June 30, 2012 have been provided as collateral to secure the Partnership's credit facilities.
On February 14, 2012, the Company sold the M/T Attikos, a 12,000 dwt chemical tanker built in 2005 for net proceeds of $9,819, to an unrelated third party. The Company realized a net gain on this sale of $943.
On April 4, 2012 the Company sold the M/T Aristofanis, a 12,000 dwt, chemical tanker built in 2005 for net proceeds of $9,882, to an unrelated third party. The Company realized a net gain on this sale of $353.
On June 10, 2011 the Company acquired the shares of Patroklos, the vessel owning company of the M/V Cape Agamemnon (Note 3).